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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 27, 2001
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)

                            DATA CRITICAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-27855                 91-1901482
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                      19820 North Creek Parkway, Suite 100
                            Bothell, Washington 98011
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               (Address of principal executive offices) (Zip Code)

                                 (425) 482-7000
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               Registrant's telephone number, including area code



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Item 5.  Other Events

         On August 30, 2001 Data Critical announced that it remains in dispute with its distribution partner, Medtronic-Physio Control, over Medtronic's failure to meet minimum end user distribution targets and pay past due minimum payment obligations under the Distribution Agreement between the two parties. Data Critical intends to pursue all available legal remedies in an effort to ensure Medtronic's performance of its contractual obligations and to obtain appropriate relief, including monetary damages, for any failure of Medtronic to perform. In accordance with the dispute resolution provisions of the Distribution Agreement, Medtronic on August 27, 2001 filed a formal demand for arbitration with the American Arbitration Association. Data Critical intends to file a timely response with the American Arbitration Association denying the claims and seeking counterclaims for breach of contract and compensation for significant damages.

         A copy of Data Critical's press release announcing Medtronic's formal demand for arbitration is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

         99.1    Press Release issued by Data Critical Corporation on August 30,
                 2001

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATA CRITICAL CORPORATION

Dated:  August 31, 2001               By  /s/ Michael E. Singer
                                          --------------------------------------
                                          Michael E. Singer
                                          Executive Vice President and Chief
                                          Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------
    99.1         Press Release issued by Data Critical Corporation on August 30,
                 2001